PAGE 1
------------------------------
Keystone Global Opportunities Fund
Seeks capital growth by investing in small- to medium-sized companies around the world.

Dear Shareholder:

We are pleased to report to you on activities of Keystone Global
Opportunities Fund for the twelve-month period which ended September 30, 1995.

   Following this letter, we have included an interview with Christopher Ely, portfolio manager of your Fund. Credit Lyonnais International Asset Management, N.A. is the sub-adviser of your Fund's Europe and Far East investments.

Performance

For the twelve-month period which ended September 30, 1995, your Fund produced the following total returns.

   Class A shares returned 20.65%.

   Class B shares returned 19.79%.

   Class C shares returned 19.63%.

   The Morgan Stanley Capital International World Index, representing the performance of stocks from more than 20 countries including the U.S., returned 14.40% for the same period. In addition, Morningstar, an independent mutual fund rating service, assigned your Fund **** --the second highest rating--out of 2593 equity funds as of September 30, 1995.(1)

   We consider this outstanding performance, validating your Fund's emphasis on small company stocks from around the world. In particular, we think our tilt toward U.S. small company stocks has provided handsome returns, as domestic small-cap stocks--especially U.S. technology issues--rose strongly. We believe these unusually attractive returns were the result of favorable market conditions in the U.S. and our careful asset allocation and individual stock selection.

U.S. small caps led

Keystone Global Opportunities Fund has the flexibility to invest anywhere in the world, and one of the best markets for small company growth stocks during the past nine months was the United States. In 1995, lower U.S. interest rates and non-inflationary growth combined to provide a positive environment for small company stocks. Our Asset Allocation Committee made a timely decision this spring to gradually increase the proportion of U.S. stocks from about 50% of net assets to 60%. On September 30, 1995 U.S. holdings comprised 61% of net assets. Part of this decision included an emphasis on U.S. technology companies which comprised about 19% of net assets at the end of the period. These technology holdings made a significant contribution to your Fund's strong performance during the period. When market conditions change, we will be prepared to reallocate assets in growing international markets.

   We believe small U.S. companies still offer room for growth in the near term and, in our opinion, valuations of these stocks remain attractive. While it is satisfying to capture the gains offered by a rising market, it is important to remember that by their nature, small company stocks tend to be less seasoned and can experience rapid price changes.

                                                                   (continued)

-------------------
(1) Source: Morningstar, Inc. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of September 30, 1995. Ratings are subject to change monthly. They are calculated based on the Fund's 3-, 5- and 10-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the equity category, the Fund received a 5-star rating for the 3-year and a 4-star rating for the 5-year periods. There is no 10-year rating because the fund was founded less than 10 years ago. There were 1283 funds in the 3-year, 925 funds in the 5-year, and 484 funds in the 10-year equity category. Past performance is no guarantee of future results.

PAGE 2
------------------------------
Keystone Global Opportunities Fund

Weak markets overseas

Thus far, international markets have not reflected the U.S. small-cap rally, but we are seeing signs of improvement, notably in the United Kingdom, Germany, Scandinavia and Japan. We believe the dollar has bottomed in relationship to the mark and the yen, which could lead to more positive conditions for foreign exports and an economic revival abroad. Lower interest rates in Germany and Japan may also help improve economic conditions abroad. We are intensifying our efforts to identify good prospects in Japan, but we remain extremely selective--Japanese holdings accounted for 11% of net assets at the end of the period. In Latin America, we have had minimal exposure, with Fund investments totaling just 2% of net assets. Economic activity in Latin America continues to be adversely affected by the 1994-1995 Mexican peso devaluation.

Outlook

We believe the combination of moderate inflation, low interest rates and slower economic growth in the United States should continue to provide positive conditions for international business activity and small company stocks. While foreign markets have yet to fully participate in this particular growth cycle, we believe the foreign equity markets should begin to benefit from declining interest rates in Europe and Japan. As the current U.S. small stock cycle matures, we plan to gradually reposition your Fund to take greater advantage of fast growing companies in international markets.

   We appreciate your continued support of Keystone Global Opportunities Fund. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner III             [photos of Elfner and Bissell]
Albert H. Elfner, III             Albert H. Elfner, III  George S. Bissell
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

November 1995

PAGE 3
------------------------------

                              A Discussion With
                              Your Fund Manager

[photo of Christopher R. Ely]

  Christopher R. Ely is head of Keystone's small-cap growth team and senior portfolio manager of your Fund. Mr. Ely has 16 years of investment experience, is a Chartered Financial Analyst and is a member of the Boston
Security Analysts Society. He holds a BA in Mathematical Economics from Brown
                 University and an MBA from Babson College.

Q. What is your investment philosophy in managing the Fund?

A. We invest in small company stocks (small-caps). We find small-caps in a variety of market sectors that we believe have superior growth rates and accelerating earnings. Specifically, we seek out companies with projected earnings growth rates of 20% or more each year. Generally these stocks have market capitalizations (stock price multiplied by total shares outstanding) of about $1 billion or less when we purchase them. We look for companies with a high level of profitability and an attractive stock price. These are typically companies that have distinctive products or services that will set them apart. In essence, we are looking for tomorrow's world market leaders.

Q. How did the Fund perform?

A. We think the Fund performed well. Class A shares returned 20.65% for the twelve-month period which ended September 30, 1995, and ranked 5th out of 21 global small company funds for the same one-year period according to Lipper Analytical Services, Inc.(2) Class A shares have a 5-year record and ranked
1st out of 8 global small company funds. The primary reason for your Fund's strong performance relative to its peers during the twelve-month period was our emphasis on U.S. small company stocks, particularly technology companies, which accounted for about 19% of net assets. The Fund's U.S. technology holdings included electronics products and telecommunications companies.
These stocks experienced a strong rally this year and helped protect and enhance the value of Fund shares when foreign market performance was lackluster.
================================================================================
Fund Profile
Objective: Seeks capital growth by investing in small- to  medium-sized companies around the world.
Commencement of investment operations: March 16, 1988
Countries: 22
Net assets: $419 million
Newspaper listing: GloOp
================================================================================
(2) Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. Lipper ranks funds based on total returns. There is no 10-year ranking for Class A because it commenced operations less than 10 years ago. Performance is based on total return which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.

PAGE 4
------------------------------
Keystone Global Opportunities Fund

Regional Diversification
as of September 30, 1995

[world map]

NORTH AMERICA                          60.6%
LATIN AMERICA                           1.9%
EUROPE                                 20.3%
ASIA/PACIFIC                           14.0%
OTHER(3)                                3.2%

(as a percentage of net assts)

   The structure of the Keystone Global Opportunities Fund allows great flexibility to allocate assets worldwide in pursuit of the best performance. We are monitoring world markets closely and will reallocate assets abroad when we see opportunities for greater growth in international markets.

Q. How long do you expect the small stock rally in the U.S. to continue?

A. No one can say for sure, but we believe there is still plenty of steam left. Using history as a guide, small-cap stocks tend to run in six-to-eight year cycles. We think we are in the fifth year of this cycle, and believe there should still be room for growth. Nevertheless, we are watching our valuations very carefully.

   One way we monitor valuations is by comparing the price to earnings ratio (P/E) of small cap stocks to the P/E of a broader market average, such as the Standard and Poor's 500 (see chart on p.5). When the estimated relative P/E ratio is 1.0, that means the P/E for small and large-cap stocks are the same ratio. A P/E of 2.0 means that small-cap P/Es are twice large cap stocks. Historically, a P/E on this chart below 2.0 means that small-cap stocks are not fully valued compared to large-cap stocks. With the estimated relative P/E at 1.47 as of September 30, 1995, we think that

--------------------
(3) Includes short-term investments, foreign currency holdings, and other assets and liabilities.

PAGE 5
------------------------------

small-cap stocks can rise further without becoming overvalued.

Q. Technology companies have been a major focus of the Fund's U.S. holdings. Why have they performed so well?

A. The explosive growth of computing has touched virtually every aspect of our lives. At Keystone, we often refer to this as the "digitizing" of America. From supermarket scanners to global wireless communications, there has been a revolution in the way we process information, communicate with one another, and manufacture and sell products and services. We group electronics, software, telecommunications and office and business equipment in the technology category. These companies are constantly

[typeset representation of line chart]

U.S. Small Cap Cycle
as of September 30, 1995

Ratio below 2.0 represents attractive value

[plot points]
5/86      1.643
9/86      1.572
1/87      1.585
5/87      1.506
9/87      1.377
1/88      1.263
5/88      1.227
9/88      1.211
1/89      1.182
5/89      1.148
9/89      1.127
1/90      1.155
5/90      1.211
9/90      1.325
1/91      1.44
5/91      1.509
9/91      1.599
1/92      1.702
5/92      1.728
9/92      1.698
1/93      1.784
5/93      1.851
9/93      1.996
1/94      2.018
5/94      2.039
9/94      1.91
1/95      1.706
5/95      1.514
9/95      1.462

12 Month Moving Average

Comparison of price to earnings ratios (P/E) of Keystone Small Company Growth Fund (S-4) to the S&P 500 Index.


Top Fund Holdings
as of September 30, 1995
                                                                   Percent of
Foreign stocks                       Industry                      net assets
 ----------------------------------------------------------------------------
Nichiei Co. (Japan)                  Finance                         1.6
 ----------------------------------------------------------------------------
Maruko (Japan)                       Consumer goods                  1.3
 ----------------------------------------------------------------------------
Shokoh Fund (Japan)                  Finance                         1.3
 ----------------------------------------------------------------------------
Aucnet (Japan)                       Electronics                     1.1
 ----------------------------------------------------------------------------
Fulcrum Technologies (Canada)        Software Services               1.1
 ----------------------------------------------------------------------------
U.S. stocks
 ----------------------------------------------------------------------------
Xilinx                               Electronics products            2.2
 ----------------------------------------------------------------------------
KLA Instruments                      Electronics products            1.9
 ----------------------------------------------------------------------------
Solectron                            Electronics products            1.9
 ----------------------------------------------------------------------------
Adobe Systems                        Software services               1.9
 ----------------------------------------------------------------------------
Netmanage                            Telecommunications              1.8
 ----------------------------------------------------------------------------

coming up with new and better products to help businesses around the world maintain their competitive edge. We believe it is an area that will continue to provide sustainable growth opportunities for some time.

Q. What technology companies did the Fund hold?

A. We saw a big opportunity in stocks related to the surging interest in the Internet. These included Netmanage, whose software helps people navigate on the Internet, and Adobe Systems, a leading player in desktop publishing software. We continue to believe that businesses that can provide services or tools that save time or money and enhance productivity have a great deal of growth potential. For example, Synopsys, a leading supplier of electronic design automation software and Parametric Technology, a leader in mechanical design software, continue to be important holdings. Their productivity enhancing solutions continue to fuel growth of over 30% per year.

PAGE 6
------------------------------
Keystone Global Opportunities Fund

Top 10 Industries
as of September 30, 1995

                             Percentage of
Industry                      net assets
 -----------------------------------------
Software services               17.2
 -----------------------------------------
Retail                          10.5
 -----------------------------------------
Electronics products            13.0
 -----------------------------------------
Telecommunications               8.5
 -----------------------------------------
Finance                          5.9
 -----------------------------------------
Capital goods                    5.5
 -----------------------------------------
Business services                4.3
 -----------------------------------------
Consumer goods                   4.1
 -----------------------------------------
Building materials               4.0
 -----------------------------------------
Health care services             3.1
 -----------------------------------------

Q. What other industries are represented in the portfolio?

A. We have holdings in several areas. Loewen Group, based in Canada, is a stable growth company that owns and operates a chain of funeral homes throughout Canada and the United States. Its earnings have grown at approximately 25% per year for the past five years. Duracraft, an established manufacturer of fans and heaters was also a strong performer as was Sunglass Hut, an international franchise selling high fashion eyewear.

Q. How about the Fund's international holdings?

A. Our largest foreign holding is Nichiei Co., a Japanese company that specializes in financing small- and medium-sized companies. In the United Kingdom we own Compass Group PLC which provides catering services to businesses, healthcare establishments and airports throughout Europe. We also hold two small semiconductor companies in Taiwan, United Micro Electronics and Taiwan Semiconductor, which we expect to benefit from the global growth of technology.

Q. What advantages does the Fund offer investors?

A. Keystone Global Opportunities Fund gives investors access to some of the fastest growing companies around the world. It is a good choice for investors seeking to diversify their holdings with an international component. The Fund's ability to allocate its assets geographically helps increase its potential for higher returns and also has the potential to protect shareholders from poor market conditions in a particular country or region.

Q. What is your outlook?

A. We expect the U.S. small cap market to remain strong in the near term, and we believe that increasing global liquidity should benefit economies in Europe and improve prospects for small stocks there. Japan's commitment to boosting its economy should also create some good opportunities, which could have a spillover effect on other markets in the Asia/Pacific region. We are still proceeding cautiously in Latin America, although we plan to expand our exposure there when we find the right companies.

                                  [diamond]

                 This column is intended to answer questions
                   about your Fund. If you have a question
                  you would like answered, please write to:
                          Keystone Investments, Inc.
                  Attn: Manager, Shareholder Communications
                       200 Berkeley Street, 22nd Floor,
                      Boston, Massachusetts 02116-5034.

PAGE 7
------------------------------

Your Fund's Performance

[typeset representation of mountain chart]

Growth of an investment in Keystone Global Opportunities Fund Class A

In Thousands

           Initial        Reinvested
         Investment     Distributions
3/88        9425            9425
            9312            9312
9/89       10537           10889
            9378            9839
9/91       12177           13057
           11018           13293
9/93       16984           20492
           18303           22282
9/95       22083           26883

A $10,000 investment in Keystone Global Opportunities Fund Class A made on March 16, 1988 with all distributions reinvested was worth $26,883 on September 30, 1995. Past performance is no guarantee of future results.

Twelve-Month Performance           as of September 30, 1995
 ----------------------------------------------------------
                               Class A   Class B   Class C
Total returns*                  20.65%    19.79%    19.63%
Net asset value     9/30/94    $19.42    $19.20    $19.26
                    9/30/95    $23.43    $23.00    $23.04
Dividends                        None      None      None
Capital gains                    None      None      None

* Before deducting front-end or contingent deferred sales charge (CDSC).

Historical Record                       as of September 30, 1995
 ----------------------------------------------------------------
Cumulative total returns        Class A      Class B     Class C
1-year w/o sales charge          20.65%      19.79%      19.63%
1-year                           13.71%      15.79%      19.63%
5-year                          157.53%        --          --
Life of Class                   168.83%      62.30%      65.58%
Average Annual Returns
1-year w/o sales charge          20.65%      19.79%      19.63%
1-year                           13.71%      15.79%      19.63%
5-year                           20.83%        --          --
Life of Class                    14.01%      19.91%      20.82%

Class A shares were introduced on March 16, 1988. Performance is reported at the current maximum front-end sales charge of 5.75%.

   Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
------------------------------
Keystone Global Opportunities Fund

Growth of an Investment

[typeset representation of line chart]

Comparison of change in value of a $10,000 investment in Keystone Global Opportunities Fund Class A, the Morgan Stanley Capital International World Index and the Consumer Price Index.

In Thousands                       March 16, 1988 through September 30, 1995

          Average Annual Total Return
          ---------------------------
               1 Year         5 Year       Life of Class
Class A        13.71%         20.83%         14.01%
Class B        15.79%           --           19.91%
Class C        19.63%           --           20.82%

                         Morgan Stanley
                     Capital International
                          World Index            Consumer
         Class A            (MSCIWI)           Price Index

          9425             10000                 10000
9/88      9312             10264.77              10328
9/89     10889             12922.81              10776
9/90      9839             10165.25              11440
9/91     13057             12674.48              11828
9/92     13293             12619.57              12181
9/93     20492             15184.04              12509
9/94     22282             16334.75              12879
9/95     26883             18687.55              13207

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Consumer Price Index and Morgan Stanley World Index are from February 28, 1988.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Global Opportunities Fund Class A

The Fund seeks capital growth by investing in small- to medium-sized companies around the world. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Morgan Stanley Capital International World Index (MSCIWI)

CIWI is a broad-based securities market index of about 1500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim. The index does not include transaction costs associated with buying and selling securities. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 9
------------------------------

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 10
------------------------------
Keystone Global Opportunities Fund

                                 Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 11
---------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================
UNITED STATES (58.4%)
AIR TRANSPORTATION (0.1%)
Midwest Express Holdings, Inc. (a)           20,000      $   450,000
 --------------------------------------------------------------------
AMUSEMENTS (0.5%)
Hollywood Casino Corp. (a)                   88,250          601,203
Players International, Inc. (a)             117,500        1,689,063
 --------------------------------------------------------------------
                                                           2,290,266
 --------------------------------------------------------------------
AUTOMOTIVE (1.9%)
Exide Securities Corp.                       72,600        3,630,000
Lear Seating Corp. (a)                      150,000        4,406,250
 --------------------------------------------------------------------
                                                           8,036,250
 --------------------------------------------------------------------
BUILDING MATERIALS (0.4%)
Centex Construction Products, Inc. (a)       62,000          813,750
Congoleum Corp. (a)                          97,700        1,025,850
 --------------------------------------------------------------------
                                                           1,839,600
 --------------------------------------------------------------------
BUSINESS SERVICES (0.5%)
Thermedics, Inc. (a)                        100,000        1,987,500
 --------------------------------------------------------------------
CAPITAL GOODS (1.7%)
AGCO Corp.                                  157,500        7,166,250
 --------------------------------------------------------------------
CONSUMER GOODS (1.4%)
Blyth Industries, Inc. (a)                   71,700        3,351,975
Duracraft (a)                                51,000        2,307,750
 --------------------------------------------------------------------
                                                           5,659,725
 --------------------------------------------------------------------
DRUGS (2.2%)
Agouron Pharmaceuticals, Inc. (a)            62,200        1,796,025
Autoimmune, Inc. (a)                         40,000          620,000
Bio Vascular, Inc. (a)                      100,000        1,812,500
Cephalon, Inc. (a)                           50,000        1,368,750
Gilead Sciences, Inc. (a)                   108,100        2,378,200
Idexx Labs, Inc. (a)                         17,000          626,875
Sequus Pharmaceuticals, Inc. (a)             50,000          578,125
 --------------------------------------------------------------------
                                                           9,180,475
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (11.2%)
Alliance Semiconductor Corp. (a)            100,000        3,987,500
Electroglas, Inc. (a)                        80,000        5,430,000
KLA Instruments Corp. (a)                   100,000        8,050,000
Microchip Technology, Inc. (a)              135,000        5,121,563
Solectron Corp. (a)                         200,000        7,900,000
Teradyne, Inc. (a)                          200,000        7,200,000
Xilinx, Inc. (a)                            190,900        9,199,002
 --------------------------------------------------------------------
                                                          46,888,065
 --------------------------------------------------------------------
FINANCE (0.4%)
Independent Bank Corp.                      200,000      $ 1,475,000
 --------------------------------------------------------------------
HEALTH CARE SERVICES (3.0%)
Chad Therapeutics, Inc. (a)                  90,000        1,845,000
Health Management Associates, Inc. (a)       99,750        3,204,469
Mariner Health Group, Inc. (a)              150,000        2,137,500
Ostech, Inc. (a)                            100,000        1,812,500
Phamis, Inc. (a)                            135,000        3,670,313
 --------------------------------------------------------------------
                                                          12,669,782
 --------------------------------------------------------------------
INSURANCE (0.4%)
HCC Insurance Holdings, Inc. (a)             51,100        1,692,688
 --------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.3%)
EMC Corp. (a)                               300,000        5,437,500
 --------------------------------------------------------------------
OIL SERVICES (2.3%)
Dual Drilling Co. (a)                       200,000        1,937,500
ENSCO International, Inc. (a)               125,000        2,125,000
Global Marine, Inc. (a)                     453,600        3,231,900
Noble Drilling Corp. (a)                    300,000        2,306,250
 --------------------------------------------------------------------
                                                           9,600,650
 --------------------------------------------------------------------
RESTAURANTS (1.7%)
Applebee's International, Inc.              153,600        4,166,400
Outback Steakhouse, Inc. (a)                100,000        3,087,500
 --------------------------------------------------------------------
                                                           7,253,900
 --------------------------------------------------------------------
RETAIL (6.2%)
Corporate Express, Inc. (a)                 200,000        4,850,000
Discount Auto Parts, Inc. (a)                55,500        1,678,875
Michael's Stores, Inc. (a)                   10,700          174,544
Office Max, Inc. (a)                        300,000        7,275,000
Petsmart, Inc. (a)                          187,500        6,281,250
Sunglass Hut International, Inc. (a)        100,000        5,012,500
Tractor Supply Co. (a)                       32,500          633,750
 --------------------------------------------------------------------
                                                          25,905,919
 --------------------------------------------------------------------
SOFTWARE SERVICES (15.6%)
Adobe Systems, Inc.                         150,000        7,790,625
Applix, Inc. (a)                            155,000        3,410,000
BDM International, Inc. (a)                  65,700        1,806,750
Business Objects S.A., ADR (a)               44,000        1,881,000
Dendrite International, Inc. (a)             70,000        1,085,000
Desktop Data, Inc. (a)                      100,000        3,500,000
Edmark Corp. (a)                             75,000        3,581,250
Inference Corp. (a)                          89,000        1,301,625
INSO Corp. (a)                              162,200        5,190,400
Integrated Silicon Systems, Inc. (a)        200,000        5,900,000

See Notes to Schedule of Investments.         (continued on next page)

PAGE 12
 --------------------------------------------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================
SOFTWARE SERVICES--continued
MapInfo Corp. (a)                            99,500      $  2,052,188
Maxis, Inc. (a)                             100,000         4,387,500
Mercury Interactive Corp. (a)               125,000         3,468,750
Parametric Technology Corp. (a)             120,000         7,410,000
Project Software & Development, Inc.
  (a)                                       150,000         3,871,875
Symantec Corp. (a)                           50,000         1,496,875
Synopsys, Inc. (a)                          120,200         3,726,200
UUnet Technologies, Inc. (a)                 40,000         1,860,000
Vantive Corp. (a)                           100,000         1,575,000
 --------------------------------------------------------------------
                                                           65,295,038
 --------------------------------------------------------------------
TELECOMMUNICATIONS (7.5%)
3Com Corp. (a)                              162,200         7,390,238
California Amplifier, Inc. (a)              150,000         3,159,375
Cascade Communications Corp. (a)             50,000         2,450,000
Cidco Group, Inc. (a)                       100,000         3,512,500
Colonial Data Technologies (a)              150,000         2,775,000
Netcom Online Communications (a)             50,000         2,181,250
Netmanage, Inc. (a)                         320,000         7,580,000
Winstar Communications, Inc. (a)            127,600         2,544,025
 --------------------------------------------------------------------
                                                           31,592,388
 --------------------------------------------------------------------
TRANSPORTATION (0.1%)
Trism, Inc. (a)                              70,000           490,000
 --------------------------------------------------------------------
TOTAL UNITED STATES
  (Cost--$158,654,952)                                    244,910,996
 ====================================================================
FOREIGN (38.4%)
AUSTRALIA (1.3%)
ADVERTISING & PUBLISHING (0.1%)
West Australia Newspaper Holdings Ltd.      150,000           428,507
 --------------------------------------------------------------------
FINANCE (0.5%)
Advance Bank of Australia                   300,000         2,208,283
 --------------------------------------------------------------------
METALS & MINING (0.6%)
Capral Aluminum                             600,000         1,410,217
Delta Gold NL (a)                           450,000           993,047
 --------------------------------------------------------------------
                                                            2,403,264
 --------------------------------------------------------------------
OIL (0.1%)
Oil Search Ltd.                             300,000           278,869
 --------------------------------------------------------------------
TOTAL AUSTRALIA                                             5,318,923
 --------------------------------------------------------------------
CANADA (2.1%)
BUSINESS SERVICES (1.0%)
Loewen Group, Inc.                          100,000      $  4,125,000
 --------------------------------------------------------------------
SOFTWARE SERVICES (1.1%)
Fulcrum Technologies, Inc. (a)              200,000         4,700,000
 --------------------------------------------------------------------
TOTAL CANADA                                                8,825,000
 --------------------------------------------------------------------
CHILE (0.8%)
BUSINESS SERVICES (0.6%)
A.F.P. Provida S.A. (ADR)                   100,000         2,437,500
A.F.P. Provida S.A.                          10,582           248,099
 --------------------------------------------------------------------
                                                            2,685,599
 --------------------------------------------------------------------
FINANCE (0.1%)
Banco de Credito                             38,393           332,136
 --------------------------------------------------------------------
PAPER & PACKAGING (0.1%)
Companhia de Manufactuers de Papeles Y
  Cartones                                   17,201           271,731
 --------------------------------------------------------------------
TOTAL CHILE                                                 3,289,466
 --------------------------------------------------------------------
FINLAND (0.8%)
CAPITAL GOODS (0.8%)
Benefon Oyvappa S.I.                         91,400         3,205,818
 --------------------------------------------------------------------
FRANCE (2.0%)
ADVERTISING & PUBLISHING (0.2%)
Filipacchi Medias                             7,354           903,476
 --------------------------------------------------------------------
AUTOMOTIVE (0.5%)
Sylea                                        23,974         2,132,320
 --------------------------------------------------------------------
CAPITAL GOODS (0.6%)
Norbert Destressangle                        24,260         2,596,207
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (0.2%)
Faiveley S.A. (a)                             3,199           217,619
Ugc Droits Audiovisuels                      10,200           449,467
 --------------------------------------------------------------------
                                                              667,086
 --------------------------------------------------------------------
INSURANCE (0.2%)
Union Assurance Federal                       8,213           842,231
 --------------------------------------------------------------------
TEXTILES & APPAREL (0.3%)
Chaine et Trame S.A.                         18,868           674,336
ICBT Groupe                                  14,793           600,792
 --------------------------------------------------------------------
                                                            1,275,128
 --------------------------------------------------------------------
TOTAL FRANCE                                                8,416,448
---------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 13
 --------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

GERMANY (1.8%)
BUILDING MATERIALS (1.2%)
Plettac AG                                     8,100     $ 2,148,286
Praktikerbau (a)                              65,000       2,240,203
Tarkett AG (a)                                34,400         819,678
 --------------------------------------------------------------------
                                                           5,208,167
 --------------------------------------------------------------------
INSURANCE (0.2%)
Marschollek, Lautenschlager und Partner
  AG                                           1,500         964,661
 --------------------------------------------------------------------
METALS & MINING (0.3%)
SGL Carbon (a)                                20,500       1,326,977
 --------------------------------------------------------------------
TOTAL GERMANY                                              7,499,805
 --------------------------------------------------------------------
HONG KONG (0.5%)
AMUSEMENTS (0.3%)
Cdl Hotels International                   2,500,000       1,131,703
 --------------------------------------------------------------------
FINANCE (0.1%)
Wing Hang Bank Ltd.                          100,000         338,218
 --------------------------------------------------------------------
RETAIL (0.1%)
Dickson Concepts International Ltd.          400,000         289,716
 --------------------------------------------------------------------
SERVICES (0.0%)
Pico Far East Hldgs. Ltd.                  1,200,000         119,507
Pico Far East Hldgs. Ltd., warrants (a)      240,000           1,242
 --------------------------------------------------------------------
                                                             120,749
 --------------------------------------------------------------------
TOTAL HONG KONG                                            1,880,386
 --------------------------------------------------------------------
HUNGARY (0.1%)
DRUGS (0.1%)
Egis Gyogyszergyar (a)                        20,000         520,965
 --------------------------------------------------------------------
ITALY (0.4%)
AUTOMOTIVE (0.3%)
Brembo SPA (a)                               120,000       1,282,977
 --------------------------------------------------------------------
CAPITAL GOODS (0.1%)
Stayer Group SPA (a)                         200,000         490,543
 --------------------------------------------------------------------
TOTAL ITALY                                                1,773,520
 --------------------------------------------------------------------
JAPAN (11.1%)
BUILDING MATERIALS (0.5%)
Hibiya Engineering, Ltd.                     200,000       2,180,607
 --------------------------------------------------------------------
CAPITAL GOODS (0.9%)
Kanamoto Co., Ltd.                           150,000     $ 2,210,893
Max Co.                                       80,000       1,647,570
 --------------------------------------------------------------------
                                                           3,858,463
 --------------------------------------------------------------------
CONSUMER GOODS (1.8%)
Daiwa Industries Ltd.                        165,000       1,565,797
Maruko Co.                                    90,000       5,542,375
Sekido Co.                                    31,000         219,070
 --------------------------------------------------------------------
                                                           7,327,242
 --------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.3%)
Takuma Co., Ltd.                             100,000       1,362,879
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (1.1%)
Aucnet, Inc.                                  80,000       4,765,030
 --------------------------------------------------------------------
FINANCE (2.9%)
Nichiei Co., Ltd.                            105,000       6,741,709
Shokoh Fund                                   30,000       5,542,375
 --------------------------------------------------------------------
                                                          12,284,084
 --------------------------------------------------------------------
FOODS (0.6%)
MOS Food Services, Inc.                      105,000       2,703,044
 --------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.7%)
Riso Kagaku Corp.                             34,000       2,903,841
 --------------------------------------------------------------------
RESTAURANTS (0.5%)
Ohsho Food Service Corp.                      99,000       1,998,889
 --------------------------------------------------------------------
RETAIL (1.8%)
Ministop Co., Ltd.                           140,000       3,250,719
Nissen Co.                                   150,000       4,149,210
 --------------------------------------------------------------------
                                                           7,399,929
 --------------------------------------------------------------------
TOTAL JAPAN                                               46,784,008
 --------------------------------------------------------------------
MALAYSIA (1.6%)
AIR TRANSPORTATION (0.0%)
Malaysian Helicopter Services Bhd             96,000         148,280
 --------------------------------------------------------------------
BUILDING MATERIALS (0.8%)
Ho Hup Construction Co. Bhd                  140,000         445,860
Hume Industries (Malaysia) Bhd               288,000       1,616,560
IJM Corp. Bhd                                140,000         249,681
Leader Universal Holdings Bhd                273,333         837,844
Road Builder (M) Hldgs. Bhd                   60,000         191,083
 --------------------------------------------------------------------
                                                           3,341,028
---------------------------------------------------------------------

See Notes to Schedule of Investments.        (continued on next page)

PAGE 14
 --------------------------------------------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

CHEMICALS (0.4%)
Nylex (Malaysia) SDN Bhd                     580,000      $1,697,054
 --------------------------------------------------------------------
FINANCE (0.4%)
Affin Holdings Bhd                           240,000         456,688
MBF Capital Bhd                            1,000,000       1,074,840
 --------------------------------------------------------------------
                                                           1,531,528
 --------------------------------------------------------------------
TOTAL MALAYSIA                                             6,717,890
 --------------------------------------------------------------------
MEXICO (0.0%)
DRUGS (0.0%)
Far Beneficial S.A. de C.V. (a)              141,000         173,266
 --------------------------------------------------------------------
NETHERLANDS (1.7%)
DRUGS (0.2%)
Gist Brocades N.V.                            30,000         796,925
 --------------------------------------------------------------------
FINANCE (0.2%)
Wegener N.V.                                  10,000         814,426
 --------------------------------------------------------------------
FOODS (0.1%)
Van Melle N.V.                                 6,130         419,548
 --------------------------------------------------------------------
RETAIL (0.7%)
Ceteco Holding N.V.                           15,000         487,530
Hagemeyer N.V.                                54,000       2,477,405
 --------------------------------------------------------------------
                                                           2,964,935
 --------------------------------------------------------------------
SOFTWARE SERVICES (0.5%)
Baan Co. N.V. (ADR) (a)                       50,000       2,250,000
 --------------------------------------------------------------------
TOTAL NETHERLANDS                                          7,245,834
 --------------------------------------------------------------------
NORWAY (1.0%)
ADVERTISING & PUBLISHING (0.3%)
Schibsted AS                                 100,000       1,162,420
 --------------------------------------------------------------------
RETAIL (0.7%)
Elkjop Norge AS                              110,000       3,152,866
 --------------------------------------------------------------------
TOTAL NORWAY                                               4,315,286
 --------------------------------------------------------------------
PERU (1.1%)
FINANCE (0.3%)
Banco de Credito del Peru                    741,277       1,388,344
 --------------------------------------------------------------------
FOODS (0.3%)
La Fabril S.A. (a)                         1,024,201       1,233,458
 --------------------------------------------------------------------
TELECOMMUNICATIONS (0.4%)
Compania Peruana de Telefonos                815,487       1,563,698
 --------------------------------------------------------------------
TELEPHONE UTILITIES (0.1%)
Tele 2000 (a)                                498,181      $  486,518
 --------------------------------------------------------------------
TOTAL PERU                                                 4,672,018
 --------------------------------------------------------------------
SINGAPORE (0.1%)
DIVERSIFIED COMPANIES (0.1%)
Natsteel Ltd.                                150,000         310,919
 --------------------------------------------------------------------
SPAIN (2.1%)
AMUSEMENTS (0.8%)
Azkoyen S.A.                                  50,650       3,318,759
 --------------------------------------------------------------------
BUILDING MATERIALS (0.3%)
Tableros de Fibras S.A.                       43,108         549,224
Zardoya-Otis S.A.                              6,600         682,851
Zardoya-Otis S.A. (rights) (a)                   660          68,285
 --------------------------------------------------------------------
                                                           1,300,360
 --------------------------------------------------------------------
BUSINESS SERVICES (0.2%)
Estacionamientos Subterraneo S.A.             50,078         925,645
 --------------------------------------------------------------------
RETAIL (0.3%)
Cortefiel S.A.                                48,541       1,401,807
 --------------------------------------------------------------------
UTILITIES (0.5%)
Hidroelectrica del Cantabrico S.A.            60,450       1,833,745
 --------------------------------------------------------------------
TOTAL SPAIN                                                8,780,316
 --------------------------------------------------------------------
SWEDEN (2.2%)
BUSINESS SERVICES (0.0%)
Securitas Teknik AB                            3,000         107,845
 --------------------------------------------------------------------
CAPITAL GOODS (0.7%)
Hoganas AB                                    90,000       2,676,638
 --------------------------------------------------------------------
FINANCE (0.4%)
Finnveden Invest AB (a)                      143,500       1,501,999
 --------------------------------------------------------------------
METALS & MINING (0.1%)
Celsius Industriar AB                         23,000         393,483
 --------------------------------------------------------------------
MISCELLANEOUS (0.0%)
Assa AB (a)                                    3,000          19,707
 --------------------------------------------------------------------
RETAIL (0.5%)
Lindex AB (a)                                148,000       1,955,072
 --------------------------------------------------------------------
TRANSPORTATION (0.5%)
ASG AB                                       103,100       1,994,543
 --------------------------------------------------------------------
TOTAL SWEDEN                                               8,649,287
---------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 15
 --------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

SWITZERLAND (0.6%)
CONSUMER GOODS (0.3%)
Phoenix Meccano AG                              2,750    $  1,355,969
 --------------------------------------------------------------------
PAPER & PACKAGING (0.3%)
SIG Schweizerische Industrie HG AG                510       1,072,059
 --------------------------------------------------------------------
TOTAL SWITZERLAND                                           2,428,028
 --------------------------------------------------------------------
TAIWAN, PROV. OF CHINA (0.6%)
ELECTRONICS PRODUCTS (0.5%)
Taiwan Semiconductor                          284,400       1,035,175
United Microelectronics Corp., Ltd. (a)       339,000         920,736
 --------------------------------------------------------------------
                                                            1,955,911
 --------------------------------------------------------------------
FINANCE (0.1%)
Chronicle 2001 Mutual Fund (a)              1,653,374         658,013
 --------------------------------------------------------------------
TOTAL TAIWAN                                                2,613,924
 --------------------------------------------------------------------
THAILAND (0.0%)
FINANCE (0.0%)
Phatra Thanakit Co., Ltd.                       9,000          65,272
 --------------------------------------------------------------------
UNITED KINGDOM (6.5%)
ADVERTISING & PUBLISHING (0.5%)
Cia Group PLC                                 945,000       2,015,721
 --------------------------------------------------------------------
BUILDING MATERIALS (0.8%)
Berkeley Group (The) PLC                      250,000       1,615,579
Halma PLC                                     578,776       1,572,909
 --------------------------------------------------------------------
                                                            3,188,488
 --------------------------------------------------------------------
BUSINESS SERVICES (2.0%)
Compass Group PLC                             647,368       4,321,583
Serco Group PLC                               125,000         720,888
Takare PLC                                  1,004,000       3,553,420
 --------------------------------------------------------------------
                                                            8,595,891
 --------------------------------------------------------------------
CAPITAL GOODS (0.7%)
Critchley Group PLC                           305,000       3,060,120
 --------------------------------------------------------------------
CONSUMER GOODS (0.6%)
Chamberlain Phipps Hldgs. PLC               1,000,000       2,433,243
 --------------------------------------------------------------------
ELECTRICAL PRODUCTS (0.2%)
Blick PLC                                     108,888         891,199
 --------------------------------------------------------------------
FINANCE (0.5%)
3I Group PLC                                  335,000       2,133,117
 --------------------------------------------------------------------
FOODS (0.2%)
Devro International Ltd.                      200,000    $    761,574
 --------------------------------------------------------------------
HEALTH CARE SERVICES (0.1%)
Westminster Healthcare Hldgs. PLC             120,000         659,820
 --------------------------------------------------------------------
PAPER & PACKAGING (0.1%)
Jarvis Porter Group PLC                       100,000         440,038
 --------------------------------------------------------------------
RETAIL (0.2%)
Brown N Group PLC                             180,000         725,233
 --------------------------------------------------------------------
TELECOMMUNICATIONS (0.6%)
NYNEX Cablecommunications                   1,085,000       2,524,351
 --------------------------------------------------------------------
TOTAL UNITED KINGDOM                                       27,428,795
 --------------------------------------------------------------------
TOTAL FOREIGN (Cost--$148,100,242)                        160,915,174
 --------------------------------------------------------------------
                                            Maturity
                                             Value
 ====================================================================
SHORT-TERM INVESTMENTS (3.1%)
Investments in repurchase agreements,
  in a joint trading account, purchased
  9/29/95, 6.39%, maturing 10/02/95
  (Cost--$12,980,000) (b)                 $12,986,817    $ 12,980,000
 --------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost--$319,735,194) (c)                                418,806,170
FOREIGN CURRENCY HOLDINGS
  (Cost--$2,291,171) (0.5%)                                 2,214,426
OTHER ASSETS AND LIABILITIES--
  NET (-0.4%)                                              (1,682,466)
 --------------------------------------------------------------------
NET ASSETS (100%)                                        $419,338,130
 ====================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1995.

(c) The cost of investments for federal income tax purposes is $319,743,069. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at September 30, 1995 are as follows:

 Gross unrealized
  appreciation                   $113,109,370
 Gross unrealized
  depreciation                    (14,046,268)
                                   ----------
                                 $ 99,063,102
                                   ==========

See Notes to Financial Statements.

PAGE 16
------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                                        March 16, 1988
                                            Year Ended September 30,                                   (Commencement of
                    -----------------------------------------------------------------                   Operations) to
                                                                                                         September 30,
                       1995         1994       1993        1992        1991        1990       1989           1988
=======================================================================================================================
Net asset value
  beginning of
  period             $ 19.42      $ 18.02    $ 11.69    $ 12.89      $ 9.89      $11.17      $ 9.77        $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment
  income (loss)        (0.16)       (0.04)     (0.14)     (0.08)       0.17        0.19        0.09          0.05
Net realized and
  unrealized
  gains (losses)
  on investment
  and foreign
  currency
  related
  transactions          4.17         1.60       6.47       0.23        3.06       (1.27)       1.66         (0.28)
-----------------------------------------------------------------------------------------------------------------------
  Total from
  investment
    operations          4.01         1.56       6.33       0.15        3.23       (1.08)       1.75         (0.23)
-----------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net investment
  income                   0            0          0          0       (0.23)      (0.12)      (0.09)            0
Net realized
  gains (losses)
  on investments           0        (0.16)         0      (1.35)          0       (0.08)      (0.26)            0
-----------------------------------------------------------------------------------------------------------------------
  Total
  distributions            0        (0.16)         0      (1.35)      (0.23)      (0.20)      (0.35)            0
-----------------------------------------------------------------------------------------------------------------------
Net asset value
  end of period      $ 23.43      $ 19.42    $ 18.02    $ 11.69      $12.89      $ 9.89      $11.17        $ 9.77
=======================================================================================================================
Total return (b)       20.65%        8.74%     54.15%      1.81%      32.71%      (9.65%)     16.94%        (1.20%)(c)
Ratios/supplemental
  data
Ratios to
  average net
  assets:
 Total expenses         1.83%(d)     2.01%      2.84%      2.50%(a)    2.03%(a)    2.00%(a)    2.00%(a)      1.50%(a)(e)
 Net investment
  income (loss)        (0.83%)      (0.86%)    (1.72%)    (0.69%)      1.49%       1.80%       0.86%         1.42%(a)(e)
Portfolio
  turnover rate           35%          32%        64%        75%        134%         51%         13%           19%
-----------------------------------------------------------------------------------------------------------------------
Net assets end
  of period
  (thousands)        $94,679      $71,122    $29,942    $10,859      $2,159      $1,519      $1,378        $1,082
=======================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of net operating and management expenses to average net assets" would have been 3.67%, 7.77%, 10.39%, 13.06%, and 5.54% for the years ended September 30, 1992, 1991, 1990, 1989 and the period March 16, 1988 (Commencement of Operations) to September 30, 1988, respectively.

(b) Excluding applicable sales charges.

(c) Annualized total return from March 16, 1988 (Commencement of Operations) to September 30, 1988 is (2.20%)

(d) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.81% for the year then ended.

(e) Annualized.

See Notes to Financial Statements.

PAGE 17
------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                    February 1, 1993
                                                                                    (Date of Initial
                                                                  Year Ended        Public Offering)
                                                                 September 30,             to
                                                               ------------------     September 30,
                                                                1995           1994           1993
 ====================================================================================================
Net asset value beginning of period                          $  19.20       $  17.95        $ 14.04
 ----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (0.25)         (0.15)         (0.04)
Net realized and unrealized gains (losses) on investment
  and foreign currency related transactions                      4.05           1.56           3.95
 ----------------------------------------------------------------------------------------------------
  Total from investment operations                               3.80           1.41           3.91
 ----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               0              0              0
Net realized gains (losses) on investments                          0          (0.16)             0
 ----------------------------------------------------------------------------------------------------
  Total distributions                                               0          (0.16)             0
 ----------------------------------------------------------------------------------------------------
Net asset value end of period                                $  23.00       $  19.20        $ 17.95
 ====================================================================================================
Total return (b)                                                19.79%          7.93%         27.85%(a)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  2.58%(c)       2.83%          3.35%(a)
 Net investment income (loss)                                   (1.59%)        (1.61%)        (1.86%)(a)
Portfolio turnover rate                                            35%            32%            64%
 ----------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                         $238,320       $131,695        $15,534
 ====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.56% for the year then ended.

See Notes to Financial Statements.

PAGE 18
------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                   February 1, 1993
                                                                  Year Ended       (Date of Initial
                                                                September 30,      Public Offering)
                                                               -----------------          to
                                                                                     September 30,
                                                                1995           1994       1993
=====================================================================================================
Net asset value beginning of period                           $ 19.26       $ 17.99         $14.04
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (0.27)        (0.15)         (0.04)
Net realized and unrealized gains (losses) on investment
  and foreign currency related transactions                      4.05          1.58           3.99
-----------------------------------------------------------------------------------------------------
  Total from investment operations                               3.78          1.43           3.95
-----------------------------------------------------------------------------------------------------
Less distributions from:
Investment income--net                                              0             0              0
Net realized gains (losses) on investments                          0         (0.16)             0
-----------------------------------------------------------------------------------------------------
  Total distributions                                               0         (0.16)             0
-----------------------------------------------------------------------------------------------------
Net asset value end of period                                 $ 23.04       $ 19.26         $17.99
=====================================================================================================
Total return (b)                                                19.63%         8.02%         28.13%(a)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  2.58%(c)      2.85%          3.04%(a)
 Net investment income (loss)                                   (1.59%)       (1.62%)        (1.55%)(a)
Portfolio turnover rate                                            35%           32%            64%
-----------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                          $86,339       $50,535         $6,217
=====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.56% for the year then ended. See Notes to Financial Statements.

See Notes to Financial Statements.

PAGE 19
------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
========================================================================
Assets:
  Investments at market value
     (identified cost--$319,735,194) (Note 1)              $418,806,170
  Foreign currency holdings
     (identified cost--$2,291,171) (Note 1)                   2,214,426
 -----------------------------------------------------------------------
      Total investments and foreign currency holdings       421,020,596
 -----------------------------------------------------------------------
  Cash                                                              814
  Receivable for:
   Investments sold                                             490,660
   Fund shares sold                                           3,979,008
   Foreign currency related contracts (Note 5)                    5,947
   Dividends and interest                                       267,366
   Foreign tax reclaim                                          138,865
  Prepaid expenses                                                3,526
 -----------------------------------------------------------------------
      Total assets                                          425,906,782
 -----------------------------------------------------------------------
  Liabilities:
    Payable for:
    Investments purchased                                     6,083,985
    Fund shares redeemed                                        324,763
  Foreign taxes to be withheld                                   57,304
  Accrued reimbursable expenses                                   6,369
  Other accrued expenses (Note 4)                                96,231
 -----------------------------------------------------------------------
      Total liabilities                                       6,568,652
 -----------------------------------------------------------------------
Net assets                                                 $419,338,130
========================================================================
Net assets represented by: (Note 1)
  Paid-in capital                                          $330,622,811
  Accumulated distributions in excess of investment
     income--net                                             (2,960,939)
  Accumulated realized gains (losses) on investment and
     foreign currency related transactions--net              (7,321,617)
  Net unrealized appreciation on investments and other
    assets and liabilities                                   98,991,928
  Net unrealized appreciation on foreign currency
     exchange contracts                                           5,947
 -----------------------------------------------------------------------
      Total net assets                                     $419,338,130
========================================================================
Net asset value and redemption price per share: (Note 2)
  Class A Shares ($23.43 on 4,040,958 shares outstanding) $ 94,679,332 Class B Shares ($23.00 on 10,363,289 shares
      outstanding)                                          238,320,238
  Class C Shares ($23.04 on 3,747,906 shares outstanding)    86,338,560
 -----------------------------------------------------------------------
                                                           $419,338,130
========================================================================
Offering price per share:
  Class A Shares (including sales charge of 5.75%)
    (Note 2)                                                     $24.86
========================================================================
  Class B Shares                                                 $23.00
========================================================================
  Class C Shares                                                 $23.04
========================================================================


STATEMENT OF OPERATIONS
Year Ended September 30, 1995
========================================================================
Investment income (Note 1):
  Dividends (net of foreign taxes
     of $444,914)                                           $ 2,294,588
  Interest                                                      681,463
 -----------------------------------------------------------------------
    Total income                                              2,976,051
 -----------------------------------------------------------------------
Expenses: (Notes 2 and 4)
  Management fee                              $ 3,009,974
  Transfer agent fees                           1,214,494
  Accounting                                       22,704
  Auditing and legal                               27,468
  Custodian fees                                  315,314
  Printing                                         36,402
  Trustees' fees and expenses                      24,154
  Distribution Plan expenses                    2,491,967
  Registration fees                               158,510
  Miscellaneous expenses                           32,499
 -----------------------------------------------------------------------
     Total expenses                                           7,333,486
 -----------------------------------------------------------------------
  Less: Expenses paid indirectly (Note 4)                       (71,147)
 -----------------------------------------------------------------------
  Net expenses                                                7,262,339
 -----------------------------------------------------------------------
  Net loss from operations (Note 1)                          (4,286,288)
 -----------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency related transactions:
    (Notes 1 and 3)
    Net realized gain (loss) on:
       Investments                             (4,090,326)
       Foreign currency related transactions   (2,909,685)
 -----------------------------------------------------------------------
    Net realized loss on investment and
       foreign currency related
       transactions                                          (7,000,011)
 -----------------------------------------------------------------------
    Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related
       transactions                                          73,894,167
 -----------------------------------------------------------------------
    Net gain on investment and foreign
       currency related transactions                         66,894,156
 -----------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                                      $62,607,868
========================================================================

See Notes to Financial Statements.

PAGE 20
------------------------------
Keystone Global Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended September 30,
                                                                               1995           1994
 ======================================================================================================
Operations:
  Net investment loss from operations (Note 1)                              ($ 4,286,288)   ($ 2,191,168)
  Net realized loss on investment and foreign currency related
    transactions (Note 3)                                                     (7,000,011)     (3,409,703)
  Net change in unrealized appreciation (depreciation) on investments and
    foreign currency related transactions                                     73,894,167      17,263,860
 ------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      62,607,868      11,662,989
 ------------------------------------------------------------------------------------------------------
Distributions to shareholders from: (Notes 1 and 5)
  Net investment income:
   Class A Shares                                                                      0        (326,668)
   Class B Shares                                                                      0        (244,277)
   Class C Shares                                                                      0         (83,063)
 ------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                 0        (654,008)
 ------------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
  Proceeds from shares sold:
    Class A Shares                                                            35,039,374      51,373,426
    Class B Shares                                                           105,034,904     121,266,409
    Class C Shares                                                            38,024,895      49,422,917
  Payments for shares redeemed:
    Class A Shares                                                           (26,560,885)    (14,654,789)
    Class B Shares                                                           (33,012,757)    (10,376,196)
    Class C Shares                                                           (15,147,033)     (6,924,492)
  Net asset value of shares issued in reinvestment of dividends and distributions:
    Class A Shares                                                                      0         274,341
    Class B Shares                                                                      0         200,189
    Class C Shares                                                                      0          68,432
 ------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share transactions        103,378,498     190,650,237
 ------------------------------------------------------------------------------------------------------
    Total increase in net assets                                              165,986,366     201,659,218
 ------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                                         253,351,764      51,692,546
 ------------------------------------------------------------------------------------------------------
  End of period [including accumulated distributions in excess of net investment income as follows: September, 1995--($2,960,939) and
    September, 1994--($180,181)] (Note 1)                                    $419,338,130    $253,351,764
 ======================================================================================================

See Notes to Financial Statements.

PAGE 21
------------------------------
NOTES TO FINANCIAL STATEMENTS
(1.) Significant Accounting Policies

Keystone Global Opportunities Fund (formerly Keystone America Global Opportunities Fund) (the "Fund") is a Massachusetts Business Trust. The Fund was organized on June 17, 1987 and had no operations prior to March 16, 1988. It is registered under the Investment Company Act of 1940 as a diversified open-end investment company. Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") provides investment advisory services to the Fund pursuant to an Investment Advisory and Management Agreement.

   The Fund currently issues three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, (formerly Keystone Distributors, Inc.) ("KIDC") the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII") a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone has retained Credit Lyonnais International Asset Management North America ("CLIAM"), an international portfolio management firm, to provide the Fund with sub-advisory services, subject to the supervision of the Fund's Board of Trustees and Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments, including American Depository Receipts ("ADRs") are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.

    Short-term investments purchased with maturities of sixty days or less, are valued at amortized cost (original purchase price adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days (when purchased) which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market.

    Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates.

PAGE 22
------------------------------
Keystone Global Opportunities Fund

Those securities traded in foreign currency amounts are translated into United States dollars as follows; market value of investments, assets, and liabilities at the daily rate of exchange; and purchases and sales of investments, income, and expenses at the rate of exchange prevailing on the respective dates of such transactions. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

B. Securities transactions are accounted for on the day after trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with

PAGE 23
------------------------------
dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

 Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net income and net capital gains, if any, annually. Distributions from net investment income are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the treatment of foreign currency gains and losses and net operating losses generated by the Fund.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:
                        Class A Shares
                   ------------------------
                   Year Ended September 30,
                      1995          1994
 ------------------------------------------
Shares sold         1,705,057    2,770,072
Shares redeemed    (1,325,323)    (785,508)
Shares issued
  in reinvestment
  of dividends
  and distributions         0       15,404
 ------------------------------------------
Net increase          379,684    1,999,968
 ==========================================

                        Class B Shares
                   ------------------------
                   Year Ended September 30,
                      1995          1994
 ------------------------------------------
Shares sold         5,208,875    6,542,500
Shares redeemed    (1,702,740)    (562,130)
Shares issued
  in reinvestment
  of dividends
  and distributions         0       11,292
 ------------------------------------------
Net increase        3,506,135    5,991,662
 ==========================================

                       Class C Shares
                   ----------------------
                   Year Ended September 30,
                      1995          1994
 ----------------------------------------
Shares sold         1,900,476    2,647,913
Shares redeemed      (775,826)    (373,983)
Shares issued
  in reinvestment
  of dividends
  and distributions         0        3,846
 ----------------------------------------
Net increase        1,124,650    2,277,776
 ========================================

PAGE 24
------------------------------
Keystone Global Opportunities Fund

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of shares sold by such others and remaining outstanding on the books of the Fund for specific periods.

The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 4.00% of the value of each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average net asset value of such Class B shares maintained by the recipient outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase of 0.75% of the price of each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid of each Class C share, and, beginning approximately 15 months after purchase, a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C maintained by the recipient outstanding on the Fund's books for specified periods.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan payments to KIDC may, at the discretion of the Board of Trustees, continue as compensation for its services which had been earned while the Distribution Plan was in effect.

For the year ended September 30, 1995, the Fund paid KIDC $185,409 under its Class A Distribution Plan. The Fund paid KIDC $1,606,135 for Class B shares sold prior to June 1, 1995, and $64,006 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $636,417 under its Class C Distribution Plan.

PAGE 25
------------------------------

Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans were $9,557,717 for Class B shares purchased prior to June 1, 1995, and $2,611,116 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $5,094,255 as of September 30, 1995.

Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

As of September 30, 1995, the Fund had a capital loss carryforward for federal income tax purposes of approximately $4,525,000 which expires as follows: 2003--$4,525,000. Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995 were as follows:

                           Cost of         Proceeds
                          Purchases       from Sales
 -----------------------------------------------------
Portfolio securities  $  204,464,496    $  103,189,294
Short-term
  investments          2,808,986,612     2,811,699,000
 -----------------------------------------------------
                      $3,013,451,108    $2,914,888,294
 =====================================================

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund dated August 7, 1991, Keystone receives a management fee calculated by applying percentage rates starting at 1.00% and declining, as net assets increase, to 0.75% of the net assets of the Fund. For the year ended September 30, 1995, the Fund paid or accrued investment management and administrative services fees of $3,009,974 which represented 0.98% of the Fund's average net assets. Of such amount, $1,577,883 was paid or accrued to Keystone and $1,432,091 was paid or accrued to CLIAM for its services as subadviser.

   During the year ended September 30, 1995, the Fund paid or accrued to KIRC $22,704 as reimbursement for certain accounting and printing services, and $1,214,494 for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $244,167 and received a credit of $71,147 pursuant to the expense offset arrangement, resulting in a total expense of $315,314. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income-producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

PAGE 26
------------------------------
Keystone Global Opportunities Fund

(5.) Foreign Currency Exchange Contracts

At September 30, 1995, the Fund had entered into the following currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation of $5,947 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                 U.S. $ value
 Exchange       Currency to          as of           Currency to        U.S. $ value
   date        be delivered         9/30/95          be received        as of 9/30/95
 =====================================================================================
10/03/95           387,285        $   78,644            78,859           $   78,859
                French Franc                            U.S. $
10/03/95           307,279           307,279          30,829,278            311,234
                   U.S. $                            Japanese Yen
10/03/95           89,136             89,136            56,702               89,591
                   U.S. $                           Pound Sterling
10/04/95           46,060             72,777            72,479               72,479
               Pound Sterling                           U.S. $
10/06/95           224,367           224,367            297,924             225,154
                   U.S. $                          Australian Dollar
10/06/95           393,082           393,082            989,783             394,022
                   U.S. $                          Malaysian Ringitt
10/10/95           76,775             76,775            192,590              76,668
                   U.S. $                          Malaysian Ringitt
                                   ---------                              ---------
                                  $1,242,060                             $1,248,007
                                   =========                              =========

(6.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income annually and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

PAGE 27
------------------------------
INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Global Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Keystone Global Opportunities Fund (formerly Keystone America Global Opportunities Fund), including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net asset for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended and the period from March 16, 1988 (Commencement of Operations) to September 30, 1988 for Class A shares, and for each of the years in the two-year period ended September 30, 1995 and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Global Opportunities Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
October 27, 1995

[Back cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo]  K E Y S T O N E
                 I N V E S T M E N T S

                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

CGOF-AR-11/95
35.5M                                                         ["Recycle" logo]

[Front cover]

                                K E Y S T O N E

                        [Photo: International currencies,
                         coins and paper, displayed on
                            edge of American flag.]

                                     GLOBAL
                                 OPPORTUNITIES
                                      FUND

                                [Keystone logo]


                                 ANNUAL REPORT
                               SEPTEMBER 30, 1995